UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2018

JANEL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-60608	86-1005291
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

303 Merrick Road, Lynbrook, New York 11563
(Address of Principal Executive Offices)

(516) 256-8143
(Registrant's telephone number, including area code)

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 14, 2018, the board of directors of Janel Corporation (the "Company") concluded that the Company's previously issued financial statements included in its Annual Report on Form 10-K for the years ended September 30, 2017 and September 30, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016, June 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017 should no longer be relied upon. In connection with changing auditors, the Company identified errors in such financial statements with respect to reporting of goodwill and deferred tax liabilities relating to the Company's March 21, 2016 acquisition of Indco, Inc., a majority-owned subsidiary of the Company, and other income tax matters. Accordingly, the Company deemed it necessary to adjust the previously issued financial statements for the prior periods and to record deferred tax liabilities associated with the book and tax bases differences of the intangible assets acquired in the Indco, Inc. acquisition. The Company has discussed these matters with its current independent registered public accounting firm and its prior independent registered public accounting firm. The Company's prior independent registered public accounting firm audited the Company's financial statements for the years ended September 30, 2017 and September 30, 2016.

The Company does not intend to amend any Quarterly Reports on Form 10-Q filed during the 2017 and 2016 fiscal years, as the impact of the accounting errors described in this report on the quarters ended March 31, 2016, June 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017 will be corrected in an amendment to the Company's Annual Report on Form 10-K for the years ended September 30, 2017 and September 30, 2016, which will include appropriate footnote disclosure of the errors and the corrected amounts for each such quarter.
These non-cash adjustments do not relate to the Company's operating performance and will have no impact on revenues, EBITA (a non-GAAP measure) or cash flows, including total and segment net revenue.

The Company is working toward filing its restated consolidated financial statements as soon as practicable.  At this time, however, the Company cannot predict with certainty when the preparation of those prior period restated financial statements will be completed.  The restated consolidated financial statements will reflect any additional accounting adjustments that arise as a result of the efforts described above.

The Company is committed to addressing the issues identified, and to re-establishing timely financial reporting, as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANEL CORPORATION (Registrant)

Date: February 20, 2018	By:	/s/Brendan J. Killackey
Brendan J. Killackey
Chief Executive Officer